THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR
(D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF SUPARAGRAPH (C) OR
(D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

                                                                   DEBENTURE ___

                                                        PRINCIPAL AMOUNT US$____

                              TAYLOR MADISON CORP.

               Incorporated under the Laws of the State of Florida

                           10 % CONVERTIBLE DEBENTURE

     For value received, TAYLOR MADISON CORP. (the "Corporation") hereby acknowledges itself indebted to [Insert Name of Investor], or its successors or assigns (the "Holder"), and promises to pay to the Holder or its assigns the amount of $[Insert Principal Amount] (the "Principal Amount"), together with interest at the rate set forth below, and any other charges which may accrue pursuant to the terms of this 10% Convertible Debenture (this "Debenture"), such amounts to be paid to the Holder in cash or equity securities in accordance with the terms, conditions and provisions of this Debenture, at the offices of the Corporation at 5422 Carrier Drive, Suite 306, Orlando, FL 32819, or at such other place or places within Florida as may be designated by the Corporation from time to time by notice in writing to the Holder. This Debenture is being issued pursuant to the terms of a Subscription Agreement dated on or about the date hereof by and between the Corporation and the Holder (the "Subscription Agreement").

                                    ARTICLE 1
                                 INTERPRETATION

1.1     DEFINITIONS

Whenever used in this Debenture, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the indicated meanings, respectively:

"1933  ACT"  means  the  United  States  Securities  Act  of  1933,  as amended;

"THIS DEBENTURE", "THE DEBENTURE", "DEBENTURE", "HERETO", "HEREIN", "HEREBY", "HEREUNDER", "HEREOF" and similar expressions refer to this 10% Convertible Debenture and not to any particular Article, Section, Subsection, clause, subdivision or other portion hereof and include any and every instrument supplemental or ancillary hereto and every debenture issued in replacement hereof;

"BUSINESS DAY" means a day that is not a Saturday or Sunday or a civic or statutory holiday at the place where the Corporation has its registered office;

"CLASS A WARRANT" means a Class A common share purchase warrant of the Corporation issued to the Holder on even date herewith, each Class A Warrant entitling the holder thereof to acquire a Share at a price of USD$0.60 per Share for a period of five years from May 6, 2005;

"COMMON STOCK" means common shares in the capital of the Corporation, as such shares exist at the close of business on the date of execution and delivery of this Debenture and shall include any and all shares resulting from any subdivision, redivision, reduction, combination or consolidation, merger, amalgamation or reorganization and any common shares of any company or corporation to which the Corporation may sell, lease or transfer or otherwise dispose of all or substantially all of its property and assets;

"COMMON STOCK CONVERSION RATE" has the meaning set forth in Section 2.1(b) below;

"CONVERSION DATE" means the date ten (10) business days after the date on which the Corporation closes on the Series A Convertible Preferred Financing;

"CORPORATION" means Taylor Madison Corp., a body corporate incorporated under the laws of the State of Florida, and includes any successor corporation of the Corporation;

"HOLDER" means the Person from time to time registered as the holder of this Debenture and includes any assignees or successors to or of the Holder;

"INTEREST  AMOUNT"  means  the  accrued and unpaid interest as at the Conversion
Date;

"INDEBTEDNESS"  means  the  Principal  Amount  and  the  Interest  Amount;

"ORIGINAL ISSUE DATE" shall mean the date on which the first Bridge Debenture was issued.

"PERSON" includes individuals, partnerships, corporations, companies and other business or legal entities;

"PRINCIPAL AMOUNT" means the principal amount of this Debenture as set forth on the face page hereof;

"SERIES A CONVERTIBLE PREFERRED FINANCING" means the offering by the Corporation of Series A Preferred Stock and Series B Warrants pursuant to the terms of the Confidential Term Sheet attached hereto as Exhibit "A".

"SERIES A WARRANTS" means the Series A Warrants issued to the Holder on even date herewith; and

"SERIES B WARRANTS" means the Series B Warrants issued in connection with Series A Convertible Preferred Financing.

"SUBSCRIPTION AGREEMENT" means the agreement, dated as of the date hereof, between the Corporation and the Holder, pursuant to which the Holder subscribed for and agreed to purchase the Debenture;

"TRADING DAY" means a day on which the securities exchange, association, or quotation system on which shares of Common Stock are listed for trading shall be open for business or, if the shares of Common Stock shall not be listed on such exchange, association, or quotation system for such day, a day with respect to which trades in the United States domestic over-the-counter market shall be reported.

"UNDERLYING SECURITIES" means, collectively, Common Stock issued as payment of interest pursuant to Section 2.2 below, Common Stock issued upon conversion of the Debenture into Common Stock pursuant to Section 3.1 below, the Series A Warrants and underlying Warrant Shares, and the Units comprised of the Series A Preferred Stock, the Series B Warrants and the underlying Warrant Shares;

"UNIT" means a unit of the Corporation, each Unit being comprised of one share of Series A Preferred Stock and one Series B Warrant;

"UNIT  CONVERSION  RATE"  has  the  meaning  set  forth in Section 2.1(b) below;

"WARRANT SHARES" means the share of Common Stock that are issuable upon exercise of the Series A Warrants or Series B Warrants, as applicable.

1.2     INTERPRETATION

Whenever used in this Debenture, words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the neuter or the feminine genders and vice versa.

1.3     HEADINGS,  ETC.

The division of this Debenture into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Debenture.

1.4     DAY  NOT  A  BUSINESS  DAY

In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day.

1.5     CURRENCY

All references to currency herein shall be to lawful money of the United States of America unless otherwise specifically noted.

1.6     BRIDGE  DEBENTURES;  VOTE  BY  MAJORITY

This Debenture is one of a series of convertible debentures of the Corporation issued from time to time on or after the date hereof and prior to the Series A Convertible Preferred Financing (the "Bridge Debentures") evidencing indebtedness incurred by the Corporation for interim financing provided to the Corporation prior to the consummation of the Series A Convertible Preferred Financing. This Debenture and the other Bridge Debentures shall rank pari passu as to payment of principal and interest. The Holder agrees that any payments or prepayment to the Holder and to the holders of the other Bridge Debentures, whether principal, interest, or otherwise, shall be made pro rata among the Holder and the other holders of the Bridge Debentures based upon the aggregate unpaid principal amount of this Debenture and the other Bridge Debentures. None of the Bridge Debentures nor any term hereof may be amended or waived except by a written instrument signed by the Corporation and the holder of Bridge
Debentures representing a majority of the aggregate outstanding principal amounts under the Bridge Debentures, and any such amendment or waiver shall be binding on all of the Holders of Bridge Debentures. Notwithstanding the foregoing, should the Corporation issue Bridge Debentures on more favorable terms to the Holder then set forth herein, this Debenture shall be amended, without any action on the part of the Holder to the more favorable terms of the new Bridge Debentures.

                                    ARTICLE 2
                         PRINCIPAL AND INTEREST PAYMENTS

2.1     PRINCIPAL PAYMENT.

The entire principal amount of this Debenture shall be payable in full on May 6, 2006 (the "Maturity Date").

2.2     INTEREST PAYMENTS.

Interest on such principal amount (or any balance thereof outstanding from time to time) shall accrue at an annual rate of interest of ten percent (10%)
(computed on the basis of a 365-day year for actual days elapsed). As so accrued, interest shall be due and payable semi-annually in arrears, on October 18, 2005 and on the Maturity Date. The Corporation, in its sole discretion, may pay interest that is due in cash , or in-kind by adding the amount of interest due to the principal amount of this Debenture, with such compounded amount thereafter accruing interest as principal hereunder. Unless the Holder receives, not later than five (5) business days prior to such semi-annual interest payment date, written notice from the Corporation of the method to pay interest, the Corporation shall be deemed to have elected to pay interest in-kind.

                                    ARTICLE 3
                             CONVERSION OF DEBENTURE

3.1     CONVERSION  AND  CONVERSION  RATE

(a)  The  Corporation shall send written notice to the Holder no later than five
     (5) business days prior to the date that the Corporation closes on the Series A Convertible Preferred Financing (the "Closing Notice"). The Closing Notice shall state that (i) the date of the closing on the Series A Convertible Preferred Financing (the "Series A Closing"), (ii) attach the form of the Investor's Rights Agreement and Registration Agreement, and
     (iii)  notify  the Holder that it must make an election pursuant to Article
     3. of this Debenture. The Holder shall provide written notice to the Corporation by 5:00 p.m., Eastern Time, on the last business day before the Conversion Date of its election to either receive Common Stock or Units upon the automatic conversion of the Indebtedness under this Article 3. (the "Election Notice"). If the Corporation does not receive the Election Notice, then the Holder shall be deemed to have accepted Units. The Holder may not elect to convert part of the Indebtedness into Common Stock and part into Units, but must elect to convert the Indebtedness into either all Common Stock or all Units.

(b) Upon and subject to the terms and conditions set out in this ARTICLE 3, on the Conversion Date, the Indebtedness shall automatically convert into: (i) Common Stock at a price of USD$0.40 per Share, in the event the Holder elects to receive Common Stock pursuant to Section 3.1(a) above (the "Common Stock Conversion Price"), or (ii) Units at a price of USD$.66 per Unit, in the event the Holder elects to receive Units pursuant to Section 3.1(a) above or fails to make an election (the "Unit Conversion Price"). The number of share of Common Stock or Units, as applicable, issuable upon automatic conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted and, if applicable, any accrued but unpaid interest thereon to be converted by (y) the Conversion Price.

(c)  The  Conversion  Rate shall be subject to adjustment as provided in SECTION
     3.2.

(d) The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock and (upon the Corporation filing an Articles of Amendment establishing the class of Series A Preferred Stock) Series A Preferred Stock solely for the purpose of issuance upon conversion of this Debenture and payment of principal and interest on this Debenture upon conversion, each as herein provided, free from pre-emptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock and Series A Preferred Stock as shall be issuable upon the conversion of the outstanding principal amount of this Debenture and accrued but unpaid interest thereon and payment of principal and interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Registration Statement.

3.2     EXCHANGE  OF  DEBENTURE

If, and whenever there is a merger, arrangement or amalgamation (statutory or otherwise) of the Corporation with or into another body corporate (any such event being called a "REORGANIZATION"), and the Holder has not exercised its right of conversion in its entirety prior to the effective date or record date for such Reorganization, then the Holder shall exchange this Debenture for a post-Reorganization Debenture with substantially the same form and terms and the same Maturity Date as this Debenture.

3.3     SUBDIVISION  OR  COMBINATION  OF  COMMON  STOCK.

In case the Corporation shall at any time after the Original Issue Date subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price with respect to this Debenture in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price with respect to this Debenture in effect immediately prior to such combination shall be proportionately increased.

3.4     NO  REQUIREMENT  TO  ISSUE  FRACTIONAL  SHARES

The Corporation shall not be required to issue fractional shares of Common Stock upon the conversion of the Indebtedness into shares of Common Stock pursuant to this ARTICLE 3. If any fractional interest in a Share would otherwise be deliverable upon the conversion of the Indebtedness, then the number of shares of Common Stock to be issued shall be rounded down to the next whole number.

3.5     CANCELLATION  OF  CONVERTED  DEBENTURE

Upon conversion of the Indebtedness pursuant to this ARTICLE 3 , this Debenture shall be cancelled and shall be of no further force or effect.

3.6     U.S.  LEGENDS

The Holder understands and acknowledges that the Underlying Securities are "restricted securities" as defined in Rule 144 under the 1933 Act, and upon the original issuance of the Underlying Securities, and until such time as it is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, all certificates representing the Underlying Securities and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend:

            "THE  SECURITIES REPRESENTED HEREBY [AND THE SECURITIES
             ISSUED UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
             (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR
             (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF SUBPARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. provided, that if the Underlying Securities are being sold pursuant to Rule 144 of the 1933 Act, the legend may be removed by delivery to the Corporation's registrar and transfer agent of an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the 1933 Act and applicable state securities laws.

                                    ARTICLE 4
                                    COVENANTS

4.1     SERIES  A  WARRANTS

Concurrent with the issuance of this Debenture, the Corporation share issue to the Holder a Series A Warrant to purchase that number of shares of Common Stock equal to the Principal of this Debenture.

4.2     REGISTRATION  AGREEMENT

Concurrent with the completion of the Series A Convertible Preferred Financing, the Corporation, the Holder, and each purchaser of Series A Preferred Stock shall enter into a Registration Agreement, which, among other matters, shall require the Corporation to file a registration statement on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2), at the Corporation's expense, registering the shares of Common Stock included in the Units, the shares of Common Stock issuable on exercise of the Series A Warrants no later than thirty (30) days from the Closing of the Series A Convertible Preferred Financing ("Series A Closing"), and use its best efforts to have the Registration Statement declared effective within one hundred twenty
(120) days after the Series A Closing. In addition, the Holder hereby agrees to execute and deliver, at the Series A Closing, a Registration Agreement, in final form approved by holders of Bridge Debentures representing a majority of the aggregate outstanding principal amounts under the Bridge Debentures, which, among other matters, shall provide for customary lock-up provisions.

4.3     INVESTOR'S  RIGHTS  AGREEMENT

The Holder hereby agrees to executed and deliver, at the Series A Closing, an Investor Rights Agreement, in final form approved by holders of Bridge Debentures representing a majority of the aggregate outstanding principal amounts under the Bridge Debentures.

                                    ARTICLE 5
                                  MISCELLANEOUS

5.1     DISCHARGE

Upon conversion of the Debenture in accordance with the terms hereof, the Holder shall deliver up this Debenture to the Corporation and shall execute and deliver to the Corporation such deeds and other documents as the Corporation may reasonably require to evidence the release and discharge of this Debenture.

5.2     SEVERABILITY

If any covenant or provision herein is determined to be illegal, unenforceable or prohibited by applicable law, such illegality, unenforceability or prohibition shall not affect or impair the validity of any other covenant or provision herein.

5.3     LAWS  OF  FLORIDA

This Debenture shall be governed by and construed in accordance with the laws of the State of Florida applicable therein and shall be treated in all respects as a contract under Florida Law. The Holder hereby irrevocably submits to the jurisdiction of the courts of the State of Florida in respect of any action, suit or any other proceeding arising out of or relating to this Debenture.

5.4     NOTICES

All notices, reports or other communications required or permitted by this Debenture shall be in writing and either delivered by hand, mail or by any form of electronic communication by means of which a written or typed copy is produced at the address of the recipient and shall be effective on actual receipt, unless sent (i) by mail in which case it shall be deemed to have been received and be effective on the date that is three business days following the date of mailing, or (ii) by electronic means in which case it is effective on the business day, next following the date of transmission. Such notices, reports or other communications shall be addressed to the relevant party, as follows:

(a)     if  to  the  Corporation:

        Taylor Madison Corp.
        5422 Carrier Drive, Suite 306
        Orlando, FL 32819


(b) if to the Holder, at the address of the Holder as set forth on the face page of the Subscription Agreement.

5.5     ENUREMENT

This Debenture shall enure to the benefit of the Holder, its successors and assigns and shall be binding upon the Corporation and its successors and assigns.

5.6     TIME  OF  THE  ESSENCE

Time  shall  be  of  the  essence  of  this  Agreement.

5.7     MAXIMUM  RATE  PERMITTED  BY  LAW

Under no circumstances shall the Holder be entitled to receive nor shall it in fact receive a payment or partial payment of interest, fees or other amounts under or in relation to this Debenture at a rate that is prohibited by applicable law. Accordingly, notwithstanding anything herein or elsewhere contained, if and to the extent that under any circumstances, the effective annual rate of "interest" received or to be received by a Holder (determined in accordance with Florida Law) on any amount of "credit advanced" (as defined in that section) pursuant to these presents or any agreement or arrangement collateral hereto entered into in consequence or implementation hereof would, but for this SECTION 4.7, be a rate that is prohibited by applicable law, then the effective annual rate of interest, as so determined, received or to be received by the Holder on such amount of credit advanced shall be and be deemed to be adjusted to a rate that is one whole percentage point less than the lowest effective annual rate of interest that is so prohibited (the "adjusted rate"); and, if the Holder has received a payment or partial payment which would, but for this SECTION 4.7, be so prohibited then any amount or amounts so received by the Holder in excess of the lowest effective annual rate that is so prohibited shall and shall be deemed to have comprised a credit to be applied to subsequent payments on account of interest, fees or other amounts due to the Holder at the adjusted rate.

IN WITNESS WHEREOF, the Corporation and the Holder have caused this Debenture to be executed as of May 6, 2005.


                                           TAYLOR  MADISON  CORP.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Its:
                                               ---------------------------------